Exhibit 99.1

Travelport Provides Update on Worldspan Acquisition

U.S. Antitrust Clearance Obtained

NEW YORK, NY 07-10-2007 — Travelport Limited, the parent company of the Travelport group of companies, confirmed today that Travelport and Worldspan, L.P. have received antitrust clearance from the U.S. Federal Trade Commission relating to the previously announced acquisition of Worldspan by Travelport.  The closing of the transaction remains subject to clearance by the European Commission. However, Travelport is optimistic that the pending EC approval will be concluded in time to permit the transaction to close in the third quarter of 2007.

The contemplated merger of Worldspan into Galileo, a subsidiary of Travelport, will establish a more effective and efficient travel distribution provider as the combined company will promote technology innovation and compete more effectively in an increasingly competitive market driven by demands for lower prices.  Travelport believes that the proposed transaction will both enhance competition and benefit travel suppliers and travel agents.

About Travelport
Travelport operates Galileo, a global distribution system (GDS); Orbitz Worldwide, an on-line travel agency; and Gullivers Travel Associates, a wholesaler of travel content. With 2006 revenues of $2.6 billion, the Company has 8,000 employees and operates in 130 countries.

Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements” that involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: our substantial indebtedness; our ability to service such indebtedness and the impact thereof on the way we operate our business; interest rate movements; factors affecting the level of travel activity, particularly air travel volume, including security concerns, natural disasters and other disruptions; general economic and business conditions, both nationally and in our markets; competition in the travel industry; pricing, regulatory and other trends in the travel industry; risks associated with doing business in multiple international jurisdictions and in multiple currencies; maintenance and protection of our information technology and intellectual property; the outcome of pending litigation; our ability to consummate the proposed acquisition of Worldspan; acquisition opportunities and our ability to successfully integrate acquired businesses and realize anticipated benefits of such acquisitions, including the proposed Worldspan acquisition; financing plans and access to adequate capital on favorable terms; and

our ability to achieve anticipated cost savings. Other unknown or unpredictable factors also could have material adverse effects on our performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except to the extent required by applicable securities laws, the Company undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Contacts
Elliot Bloom of Travelport
1-212-915-9110
E-mail: Elliot.Bloom@travelport.com

Investor Contact:
Raffaele Sadun of Travelport
1-973-939-1220
Email: Raffaele.Sadun@travelport.com